Exhibit 10.48

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

CO-CERTIFICATION AND COOPERATION CONTRACT

This agreement is made and entered into by and between the parties concerned on co-certification and cooperation contract, 24th, Dec. 2009 on terms and conditions mutually agreed upon as follow:

1. The Parties Concerned

Party A: Jinko Solar Co. Ltd.

Address: Jingke Road, Xuri area, Shangrao, Economic Development Zone, Jiangxi Province, China

Tel (86)-793-8461159

Fax (86)-793-8461152

Contact person: Ms zoe chou

Party B: Visel Placas SL

Address: C/ Gregal, parcela 6, nave A, Pol. Raco, 46612 Corbera, Valencia, Spain

Tel: +34 962 956 397

Fax: +34 962 978 536

Contact person: Mr. Hugo Vidal Huerta

1.

(86)-793-8461159

(86)-793-8461152

Ms zoe chou

Visel Placas SL

C/ Gregal, parcela 6, nave A, Pol. Raco, 46612 Corbera, Valencia, Spain

+34 962 956 397

+34 962 978 536

Mr. Hugo Vidal Huerta

2. Appointment

Both parties agree to co-certification based on the TUV certifications with registration No: PV 60027062 and No: PV 60027770 from Jinko Solar.

2.

3. References and details included in the new co-certifications

3.

The co-certifications must include following details/references:

3.1 License holder: Visel Placas SL, Road Pla de Pou S/N, industrial zone La Guillema, 46184 San Antonio de Benageber, Valencia, Spain.

3.2 Visel Placas SL, Road Pla de Pou S/N, industrial zone La Guillema, 46184 San Antonio de Benageber, Valencia, Spain.

3.2. Manufacturing plant:

3.2

3.3 Type references:

3.3

3.3.1. Modules with 72 mono-crystalline cells: VS160M-72, VS165M-72, VS170M-72, VS175M-72, VS180M-72, VS185M-72, VS190M-72.

3.3.2. Modules with 96 mono-crystalline cells: VS200M-96, VS205M-96, VS210M-96, VS215M-96, VS220M-96, VS225M-96, VS230M-96, VS235M-96, VS240M-96.

3.3.3. Modules with 60 polycrystalline cells: VS200P-60, VS205P-60, VS210P-60, VS215P-60, VS220P-60, VS225P-60, VS230P-60, VS235P-60, VS240P-60.

4. Co-certification deals

4.

Party A should negotiate and try all necessary terms and deal all necessary process in order to get the co-certifications with Party B name (Visel Placas SL) and references mentioned in appointment article.(point.3)

5. Payment of the co-certification

5.

The total cost of both co-certifications is twenty thousand Euros (****€.) (Final cost shall be settled based upon the de-facto costs accrued). Party A should prove mentioned surplus costs with invoice, vouchers, etc…under no circumstances Party B will be charged with more than ****% of the agreed amount of (****€). Party B should transfer the ****% in advance of the total mentioned amount. To the following account:

Bank: :) AGRICULTURAL BANK OF CHINA, SHANGRAO BRANCH

Beneficiary: JINKO SOLAR CO., LTD.

Account: 14360938040000031

Swift: ABOCCNBJ140

When Party B receives a co-certification copy by e-mail should pay the remaining ****% amount aforementioned. After Party A receives the ****% amount, it shall send the original co-certification by courier immediately to Party B.

6. Limit of time to get co-certification

6.

Party A must get the co-certification maximum 40 working days since the date After received ****% advance.

7. Exclusively buying

7.

Party B can exclusively buy co-certificated modules from Party A. If Party B buys modules from other suppliers other than Party A, Party A is entitled to ask the TUV organization to cancel Party B’s co-certifications. In case that Party B buys the modules from other company and sells to clients with the co-certification, Party A will not be responsible for any module quality problem as well as the full loss arising from Party A’s TUV certification canceled by TUV organization. However, Party B shall take full responsibility for such losses set forth as below:

1.) Compensate Party A US$ **** (US$ ****) for the cost for of new TUV certification in addition to the compensation to Party A all the sales losses during the period of obtaining aforesaid new certification.

**** Confidential material omitted and filed separately with the Commission.

2.) Pay breach penalty of **** (US$ ****) to Party A provided that Party B buys the modules from other company and sells to clients with the co-certification.

8. Non-Exclusive sales

8.

Party B can sale the co-certificated panels all around the world except USA and Canada with a non-exclusive right authorized by Party A. Nevertheless, both Parties agree that Party A has no right to sell the modules branded as the co-certification mark under this Contract, Provided that Party A sells the co-certificated panels without the knowledge and/or consent of Party B, who has the right to get a compensation of the total value of corresponding sales.

9. Use range

9.

The co-certifications are only applicable for the modules that are OEM by Party A. If Party B uses the co-certifications by other modules, Party A is entitled to ask the TUV organization to cancel Party B’s co-certifications.

10. Quality of the modules

10.

Party A guarantees to produce the qualified modules under the TUV certification and must offer competitive price.

All produced modules that do not match with TUV exigencies and/or TUV norm must be replace by Party A without cost for Party B.

**** Confidential material omitted and filed separately with the Commission.

The modules must include exactly the following characteristics:

SPECIFICATIONS

Model Type	VS- 160M-72	VS- 165M-72	VS- 170M-72	VS- 175M-72	VS- 180M-72	VS- 185M-72	VS- 190M-72
Maximum Power (Pmax)	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp
Maximum Power Voltage (Vmp)	****V	****V	****V	****V	****V	****V	****V
Maximum Power Current (Imp)	****A	****A	****A	****A	****A	****A	****A
Open-Circuit Voltage (Voc)	****V	****V	****V	****V	****V	****V	****V
Short-Circuit Current (Isc)	****A	****A	****A	****A	****A	****A	****A
Module efficiency(%)	****%	****%	****%	****%	****%	****%	****%
Diode Number	****
Maximum System Voltage	****V (UL) /****V (TUV VDE) DC
Maximum Series Fuse Rating	****A
Power Tolerance	****%
Temperature Coefficients of Pmax	****%/°C
Temperature Coefficients of Voc	****%/°C
Temperature Coefficients of Isc	****%/°C
Nominal Operating Cell Temperature (NOCT)	****°C

STC: Irradiance 1000W/m², Module Temperature 25°C, AM=1.5

Mechanical Properties

Cell Type	Monocrystalline ****mm JINKO
No. of Cells	****
Dimensions	****mm
Weight	****kg
Glass	****mm high transmisión, low iron, tempered
Aluminum alloy frame	A**** anodized
Junction box	IP****
Cable	PVF-1 ****mm2 length ****mm

**** Confidential material omitted and filed separately with the Commission.

Temp. cycling range	****°C - ****°C
Humidity freeze, famp heat	****%RH
Static load front and back	****Pascal
Front Loading	****Pascal
Hailstone impact resistance	****mm at ****m/s

SPECIFICATIONS

Model Type	VS- 200M-96	VS- 205M-96	VS- 210M-96	VS- 215M-96	VS- 220M-96	VS- 225M-96	VS- 230M-96	VS- 235M-96	VS- 240M-96
Maximum Power (Pmax)	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp
Maximum Power Voltage (Vmp)	****V	****V	****V	****V	****V	****V	****V	****V	****V
Maximum Power Current (Imp)	****A	****A	****A	****A	****A	****A	****A	****A	****A
Open-Circuit Voltage (Voc)	****V	****V	****V	****V	****V	****V	****V	****V	****V
Short-Circuit Current (Isc)	****A	****A	****A	****A	****A	****A	****A	****A	****A
Module efficiency(%)	****%	****%	****%	****%	****%	****%	****%	****%	****%
Diode Number	****
Maximum System Voltage	****V (UL) /****V (TUV VDE) DC
Maximum Series Fuse Rating	****A
Power Tolerance	****%
Temperature Coefficients of Pmax	****%/°C
Temperature Coefficients of Voc	****%/°C
Temperature Coefficients of Isc	****%/°C
Nominal Operating Cell Temperature (NOCT)	****°C

STC: Irradiance 1000W/m², Module Temperature 25°C, AM=1.5

Mechanical Properties

Cell Type	Monocrystalline ****mm JINKO
No. of Cells	****
Dimensions	****mm
Weight	****kg
Glass	****mm high transmisión, low iron, tempered
Aluminum alloy frame	A**** anodized
Junction box	IP****
Cable	PVF-1 ****mm2 length ****mm

**** Confidential material omitted and filed separately with the Commission.

Temp. cycling range	****°C - ****°C
Humidity freeze, famp heat	****%RH
Static load front and back	****Pascal
Front Loading	****Pascal
Hailstone impact resistance	****mm at ****m/s

SPECIFICATIONS

Model Type	VS- 200P-60	VS- 205P-60	VS- 210P-60	VS- 215P-60	VS- 220P-60	VS- 225P-60	VS- 230P-60	VS- 235P-60	VS- 240P-60
Maximum Power (Pmax)	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp	****Wp
Maximum Power Voltage (Vmp)	****V	****V	****V	****V	****V	****V	****V	****V	****V
Maximum Power Current (Imp)	****A	****A	****A	****A	****A	****A	****A	****A	****A
Open-Circuit Voltage (Voc)	****V	****V	****V	****V	****V	****V	****V	****V	****V
Short-Circuit Current (Isc)	****A	****A	****A	****A	****A	****A	****A	****A	****A
Module efficiency(%)	****%	****%	****%	****%	****%	****%	****%	****%	****%
Diode Number	6
Maximum System Voltage	****V (UL) /****V (TUV VDE) DC
Maximum Series Fuse Rating	****A
Power Tolerance	****%
Temperature Coefficients of Pmax	****%/°C
Temperature Coefficients of Voc	****%/°C
Temperature Coefficients of Isc	****%/°C
Nominal Operating Cell Temperature (NOCT)	****°C

STC: Irradiance 1000W/m², Module Temperature 25°C, AM=1.5

Mechanical Properties

Cell Type	Polycrystalline ****mm JINKO
No. of Cells	****
Dimensions	****mm
Weight	****kg
Glass	****mm, high transmisión, low iron, tempered
Aluminum alloy frame	A**** anodized

**** Confidential material omitted and filed separately with the Commission.

Junction box	IP****
Cable	PVF-1 ****mm2 length ****mm
Temp. cycling range	****°C - ****°C
Humidity freeze, famp heat	****%RH
Static load front and back	****Pascal
Front Loading	****Pascal
Hailstone impact resistance	****mm at ****m/s

11. Guarantee

11.

The guarantee of the mentioned product shall be exclusive responsibility of party A.

Party A warrants its MODULES to be free from defect in materials and workmanship, and satisfy the specification issued by Party A when the MODULES be loaded to the containers and prepare to ship.

12.1. Limited Product Warranty

12.1

Under normal application, installation, use and service conditions, if MODULES fail to conform to this limited product warranty due to defects in material or workmanship, then for a period ending 5 years from date of sale as shown in the invoice or Contract issued by Party A. Party A will, at its option, either repair or replace or refund the purchase price as paid by the client for these defective MODULES. The repair or replacement or refund remedy shall be the sole and exclusive remedy provided under the “Limited Product Warranty” and shall not extend beyond the 5 years period set forth herein. It will be performed directly to the direct client only. This “Limited Product Warranty” does not warrant a specific power output, which shall be exclusively covered under “Limited Peak Power Warranty” as follows.

12.2. Limited Peak Power Warranty

12.2

12 years

12

**** Confidential material omitted and filed separately with the Commission.

Under normal application, installation, use and service conditions, power output less than ****% of the minimum Peak Power at STC as specified in Party’s A Product Information Sheet, provided that such loss in power is determined by Party A (at its sole and absolute discretion) to be due to defects in material or workmanship. Within a period of twelve (12) years from the date shown in the invoice or the contract to the client, the client has the right to require the Limited Peak Power Warranty.

Party A will replace such loss in power by either providing additional MODULES to the client to complement such loss in power, or by replacing the defective MODULES at the option of Party A.

25 years

25

Under normal application, installation, use and service conditions, power output less than ****% of the minimum Peak Power at STC as specified in Party’s A Product Information Sheet, provided that such loss in power is determined by Party A (at its sole and absolute discretion) to be due to defects in material or workmanship. Within a period of twenty-five (25) years from the date shown in the invoice or the contract to the client, the client has the right to require the Limited Peak Power Warranty.

Party A will replace such loss in power by either providing additional MODULES to the client to complement such loss in power, or by replacing the defective MODULES at the option of Party A.

The remedies provided under the Limited Peak Power Warranty shall be the sole and exclusive remedies.

13. Other conditions

13.

If any module does not match with the characteristics mentioned in the point 10, party B has the right to return the goods and party A will be obligated to replace the modules.

In case that Party B violates any regulation of TUV (including but not limited to: buying the module from other company and sells to clients with the co-certification), further, Party B does not correct its behavior after Party A’s notification period (7 days), Party A has the right to get a full compensation of the total value of corresponding sales damaged by Party B’s such breach.

**** Confidential material omitted and filed separately with the Commission.

14. Sales term conditions

14.

The sales conditions must be agreed by both parties in each order and in other contract depending on the photovoltaic market circumstances.

The panels price for the year 2010 will be (FOB Shanghai) **** € per watt.

In principle for the first cooperation year (2010), the monthly supply quantity may comply with table 1. Visel Placas SL owns the rights to decline no more than ****% of the monthly supply quantity, but the overall quantity in 2010 shall not be less than 9 MW. If party B fails to complete the prescribed minimum quantity (9MW), party A is entitled to be compensated for Eur****

Jinko will provide the preferential price Eur****/W based on negotiated price for the exceeding part on the premise that Visel Placas SL exceed the yearly sales target (20MW)

Payment term: ****% T/T in advance, ****% T/T balance paid upon receipt copied B/L and flash report sent by email or fax within **** days, or LC at sight.

Excel1: The plan for 2010 year.

**** Confidential material omitted and filed separately with the Commission.

Month	Jan.	Feb.	Mar.	Apr.	May.	Jun.

Delivered quantity (MW)	****	****	****	****	****	****

Month	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.

Delivered quantity (MW)	****	****	****	****	****	****

The panel price will be increased or decrease accordingly to the augmentation or reduction (if so) of the raw materials prices and proportionally to the ones used in the manufacturing of the panels (Silicium, EVA, aluminium and glass).

In case of the price fluctuation of more than 5%, the price have to counsel again.

Party A affirm and promise that would not give in any case an overstate price. If no, Party A is obligated to return all the costs of the co-certifications as mentioned in the appointment 6.

15. References on modules

15.

Each module shall contain bar code or serial No., and label on the back side, Besides, the serial number (bar code) of containing modules must be indicated on the outside of each carton. Each label will also include the panel’s power and Party’s B name (Visel Placas SL.)

**** Confidential material omitted and filed separately with the Commission.

Any reference from China or from Jinko Solar should appear in the packaging or in the modules.

16. Duration of the contract

16.

The duration of the contract will be up to September 30 of 2014, date till the certification is valid.

17. Reservation of production

17.

Party A shall reserve minimum 20 megawatts from its total production capacity per year for the panels under the co-certification. Party B isn’t obligated to buy the 20 megawatts but should Finish a Minimum quantity for one year of 9MW solar modules buy from party A.

18. Confidentiality

18.

Both Parties agree to maintain confidentiality concerning the details of the Contract. The Parties shall make provisions that employees and third parties, if any, entrusted with implementing the Contract are bound to this obligation of secrecy. This also applies to the presentation of this Contract for legal examinations or audits by legal consultants and tax advisors, investors and banks.

19. Force Majeure

19.

Neither the Export Agent nor the manufacturer shall be held responsible for failure or delay in delivery of the entire lot or a portion of the goods under this Contract in consequence of any Force Majeure incidents which might occur. Force Majeure as referred to in this contract means unforeseeable, unavoidable and insurmountable objective conditions.

20. Termination

20.

Neither Party may cancel the Contract without the other Party’s agreement after this Contract enters into force. Each Party should bear the whole loss of the other Party’s if one Party cancels the Contract without the other Party’s agreement.

If Party B violates the conditions under this agreement, Party A is entitled to ask the TUV organization to cancel Party B’s co-certification. And Party B should compensate USD**** to Party A. And if Party A’s loss is more than the compensation, Party A is entitled to ask for Party B to bear all the loss.

21. Governing Law and Dispute Settlement

21.

21.1. This Contract is governed by and construed in accordance with the United Nations Convention on Contracts for the International Sale of Goods (CISG) and ICC Incoterms 2000 that do not conflict with the terms set forth in this document. Questions which are not expressly settled in Incoterms 2000 or in the CISG are to be settled in conformity with those provisions of the Contract Law of the People’s Republic of China adopted and promulgated on March 15, 1999.

21.2. Any dispute arising from or in connection with this Contract shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration which shall be conducted in accordance with the Commission’s arbitration rules in effect at the time of applying for arbitration.

The number of arbitrators shall be three (3). The seat, or legal place, of arbitration shall be Shanghai, China.

The arbitral award is final and binding upon both Parties, the arbitration fee is on the losing party’s account.

**** Confidential material omitted and filed separately with the Commission.

22. Final Provisions

22.

22.1. Alterations and additions, if any, shall be made in writing. This also applies to eliminating this stipulation on written form.

22.2. Should any stipulation of this Contract be or become invalid, this shall not affect the validity of the remaining stipulations. The Parties undertake to replace the invalid stipulation with another, which is as close as possible in its economic effects to the stipulation to be replaced. This also applies to filling gaps in the Contract.

22.3. Notification in accordance with this Contract, whatever its purpose, must be by recorded delivery letter (registered mail) to the address mentioned on the top of this Contract, except if more simple terms of notification may be agreed by the Parties.

22.4. Neither Party may assign, transfer, or subcontract any of its rights or duties hereunder without the prior written consent of the other Party.

22.5. Failure of the either Party to enforce any right hereunder shall in no way be construed as a waiver of such right or any other right hereunder.

The Contract shall be made in Chinese and English in (2) originals, one (1) for the Buyer and one (1) for the Seller. In case of discrepancy between the Chinese and English version, the English version shall prevail. In addition, this Contract shall become effective after signed by the Parties. Electronic signature is valid and accepted as hand signature.

Jinko Solar Co., Ltd.	Visel Placas SL
Visel Placas SL

/s/ Xiande Li	/s/ Hugo Vidal Huerta

Hugo Vidal Huerta